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BD
Fiscal Year 2001 - Quarter 1
Revenues by Business Segments and Major Product Groups
($000's)

                                              United States                                   International
                                  --------------------------------------    ---------------------------------------------------
                                                               Reported                               Reported       FX Neutral
                                      2001        2000         % Growth        2001         2000      % Growth        % Growth
                                  ---------------------------------------------------------------------------------------------
Medical Systems
Core Medical (A)                      $140,040    $134,909         3.8%        $136,836     $151,257       -9.5%         -1.9%
Consumer Health Care                    44,501      55,633       -20.0%          47,906       48,887       -2.0%          8.8%
Pharmaceutical Systems                  10,270       8,618        19.2%          46,721       50,673       -7.8%          9.2%
Ophthalmic Systems                       7,208       7,462        -3.4%           4,952        5,167       -4.2%          7.6%
                                  --------------------------------------    ---------------------------------------------------
                                       202,019     206,622        -2.2%         236,415      255,984       -7.6%          2.5%

Clinical Laboratory Solutions
Preanalytical Solutions                 76,580      69,071        10.9%          57,044       63,071       -9.6%          0.8%
Diagnostic Systems                      83,099      79,452         4.6%          60,230       59,505        1.2%         10.3%
                                  --------------------------------------    ---------------------------------------------------
                                       159,679     148,523         7.5%         117,274      122,576       -4.3%          5.4%

Biosciences
Immunocytometry & Reagents              51,494      53,328        -3.4%          43,839       39,184       11.9%         28.0%
Discovery Labware                       18,092      17,986         0.6%          14,445       14,961       -3.4%          5.9%
                                  --------------------------------------    ---------------------------------------------------
                                        69,586      71,314        -2.4%          58,284       54,145        7.6%         21.9%
                                  --------------------------------------    ---------------------------------------------------

Total                                 $431,284    $426,459         1.1%        $411,973     $432,705       -4.8%          5.8%
                                  ======================================    ===================================================

                                                        Total
                                  ---------------------------------------------------
                                                             Reported      FX Neutral
                                     2001         2000       % Growth       % Growth
                                  ---------------------------------------------------
Medical Systems
Core Medical (A)                     $276,876     $286,166       -3.2%          0.8%
Consumer Health Care                   92,407      104,520      -11.6%         -6.5%
Pharmaceutical Systems                 56,991       59,291       -3.9%         10.7%
Ophthalmic Systems                     12,160       12,629       -3.7%          1.1%
                                  ---------------------------------------------------
                                      438,434      462,606       -5.2%          0.4%

Clinical Laboratory Solutions
Preanalytical Solutions               133,624      132,142        1.1%          6.1%
Diagnostic Systems                    143,329      138,957        3.1%          7.0%
                                  ---------------------------------------------------
                                      276,953      271,099        2.2%          6.6%

Biosciences
Immunocytometry & Reagents             95,333       92,512        3.1%          9.9%
Discovery Labware                      32,537       32,947       -1.2%          3.0%
                                  ---------------------------------------------------
                                      127,870      125,459        1.9%          8.1%
                                  ---------------------------------------------------

Total                                $843,257     $859,164       -1.9%          3.5%
                                  ===================================================
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(A) Core Medical includes Injection Systems, Infusion Therapy Systems,
    Anesthesia Systems, Surgical Products, and Critical Care Systems